Exhibit 1

                             JOINT FILING AGREEMENT

        The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the securities of Intraware, Inc., and hereby affirm that this Amendment No. 5 to Schedule l3D is being filed on behalf of each of the undersigned.


Dated:   May 16, 2003           COMVEST VENTURE PARTNERS, LP

                                By:    ComVest Management, LLC, its
                                       general partner

                                By:    /s/ Michael S. Falk
                                       -----------------------------------------
                                       Name:  Michael S. Falk
                                       Title:  Manager

Dated:   May 16, 2003           CONVEST MANAGEMENT, LLC

                                By:    /s/ Michael S. Falk
                                       -----------------------------------------
                                       Name:  Michael S. Falk
                                       Title:  Manager

Dated:   May 16, 2003           COMMONWEALTH ASSOCIATES, LP

                                By:    Commonwealth Management, LLC, its
                                       general partner

                                By:    /s/ Inder Tallur
                                       -----------------------------------------
                                       Name:  Inder Tallur
                                       Title:  Secretary

Dated:   May 16, 2003           COMMONWEALTH MANAGEMENT, LLC


                                By:    /s/ Inder Tallur
                                       -----------------------------------------
                                       Name:  Inder Tallur
                                       Title:  Secretary

Dated:   May 16, 2003           COMMONWEALTH ASSOCIATES GROUP HOLDINGS, LLC

                                By:    /s/ Michael S. Falk
                                       -----------------------------------------
                                       Name:  Michael S. Falk
                                       Title:  Chairman and Chief Executive
                                               Officer

Dated:   May 16, 2003           COMMONWEALTH ASSOCIATES LIQUIDATION, LLC

                                By:    Commonwealth Associates Management
                                       Company, Inc., its manager

                                By:    /s/ Inder Tallur
                                       -----------------------------------------
                                       Name:  Inder Tallur
                                       Title:  Secretary

Dated:   May 16, 2003           By:    /s/ Michael S. Falk
                                       -----------------------------------------
                                       Michael S. Falk